[LOGO] POPULAR                                                        [LOGO]
       ABS, INC.(SM)                                                    FBR
                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-C

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                      LTV > 95
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 44,563,479
                                                                     269 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                 Current    Pct by  Average     Stated  Weighted Weighted
                                     # of      Principal      Curr    Gross  Remaining   Average  Average
Current Principal Balance ($)       Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO
---------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                       11     452,837.73      1.02    8.664        343     99.89      671
50,000.01 - 100,000.00                 63   5,228,371.71     11.73    8.108        351     99.73      659
100,000.01 - 150,000.00                74   9,422,325.02     21.14    7.623        357     99.77      650
150,000.01 - 200,000.00                53   9,214,865.16     20.68    7.592        356     99.90      658
200,000.01 - 250,000.00                28   6,302,561.55     14.14    7.656        359     99.70      650
250,000.01 - 300,000.00                17   4,698,201.74     10.54    7.496        359     99.75      649
300,000.01 - 350,000.00                 9   2,960,281.32      6.64    7.369        359     99.52      655
350,000.01 - 400,000.00                 4   1,499,368.24      3.36    7.425        359    100.00      660
400,000.01 - 450,000.00                 5   2,152,666.11      4.83    7.810        360    100.00      648
450,000.01 - 500,000.00                 2     956,000.00      2.15    7.816        359    100.00      657
500,000.01 - 550,000.00                 1     515,000.00      1.16    8.000        359    100.00      624
550,000.01 - 600,000.00                 2   1,161,000.00      2.61    7.114        359    100.00      667
---------------------------------------------------------------------------------------------------------
Total:                                269  44,563,478.58    100.00    7.656        357     99.80      653
---------------------------------------------------------------------------------------------------------
Min: $30,000.00
Max: $600,000.00
Average: $165,663.49
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                # of        Principal      Curr     Gross   Remaining   Average   Average
Current Gross Rate             Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
6.000 - 6.499                      6     1,128,162.13      2.53     6.265         359     98.25       670
6.500 - 6.999                     20     3,848,964.07      8.64     6.817         359     99.85       646
7.000 - 7.499                     60    11,984,457.85     26.89     7.267         359     99.88       662
7.500 - 7.999                     99    16,431,397.01     36.87     7.732         357     99.82       656
8.000 - 8.499                     52     7,759,077.80     17.41     8.227         356     99.80       641
8.500 - 8.999                     23     2,707,133.30      6.07     8.658         359     99.84       644
9.000 - 9.499                      7       624,286.42      1.40     9.145         329    100.00       632
9.500 - 9.999                      2        80,000.00      0.18     9.690         269    100.00       678
---------------------------------------------------------------------------------------------------------
Total:                           269    44,563,478.58    100.00     7.656         357     99.80       653
---------------------------------------------------------------------------------------------------------
Min: 6.000
Max: 9.750
Weighted Average: 7.656
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                             Weighted      Average
                                        Current     Pct by    Average       Stated   Weighted    Weighted
                         # of         Principal       Curr      Gross    Remaining    Average     Average
FICO                    Loans           Balance   Prin Bal     Coupon         Term   Orig LTV        FICO
---------------------------------------------------------------------------------------------------------
575 - 599                   4        729,266.30       1.64      8.362          359      99.46         594
600 - 624                  54      9,189,583.04      20.62      7.692          359      99.89         617
625 - 649                  87     14,023,860.63      31.47      7.681          357      99.92         636
650 - 674                  56     10,006,367.62      22.45      7.737          359      99.67         659
675 - 699                  31      4,588,718.54      10.30      7.555          348      99.76         685
700>=                      37      6,025,682.45      13.52      7.402          357      99.65         724
---------------------------------------------------------------------------------------------------------
Total:                    269     44,563,478.58     100.00      7.656          357      99.80         653
---------------------------------------------------------------------------------------------------------
Min: 589
Max: 780
NZ Weighted Average: 653
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 1 of 6

POPULAR ABS 2005-C                                                      LTV > 95
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 44,563,479
                                                                     269 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current     Pct by   Average      Stated   Weighted  Weighted
                              # of        Principal       Curr     Gross   Remaining    Average   Average
Original CLTV                Loans          Balance   Prin Bal    Coupon        Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
95.00 - 99.99                   19     3,153,682.73       7.08     7.524         359      97.15       660
100.00>=                       250    41,409,795.85      92.92     7.666         357     100.00       653
---------------------------------------------------------------------------------------------------------
Total:                         269    44,563,478.58     100.00     7.656         357      99.80       653
---------------------------------------------------------------------------------------------------------
Min: 95.10
Max: 100.00
Weighted Average: 99.80
%>80: 100.00
%>90: 100.00
%>95: 100.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted    Weighted
Original Term        # of          Principal        Curr       Gross    Remaining     Average     Average
(months)            Loans            Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------
180                     5         434,935.79        0.98       8.264          179      100.00         685
240                     1         139,762.31        0.31       8.000          239      100.00         632
348                     1         243,000.00        0.55       9.080          347      100.00         620
360                   262      43,745,780.48       98.17       7.641          359       99.79         653
---------------------------------------------------------------------------------------------------------
Total:                269      44,563,478.58      100.00       7.656          357       99.80         653
---------------------------------------------------------------------------------------------------------
Min: 180
Max: 360
Weighted Average: 358
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted    Weighted
Stated Remaining     # of          Principal        Curr       Gross    Remaining     Average     Average
Term (months)       Loans            Balance    Prin Bal      Coupon         Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------
121 - 180               5         434,935.79        0.98       8.264          179      100.00         685
181 - 240               1         139,762.31        0.31       8.000          239      100.00         632
301 - 360             263      43,988,780.48       98.71       7.649          359       99.80         653
---------------------------------------------------------------------------------------------------------
Total:                269      44,563,478.58      100.00       7.656          357       99.80         653
---------------------------------------------------------------------------------------------------------
Min: 179
Max: 360
Weighted Average: 357
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                             Weighted      Average
                                      Current      Pct by     Average       Stated    Weighted   Weighted
FRM                   # of          Principal        Curr       Gross    Remaining     Average    Average
ARM                  Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
ARM                    182      31,047,411.87       69.67       7.572          359       99.90        652
Fixed Rate              87      13,516,066.71       30.33       7.850          352       99.56        657
---------------------------------------------------------------------------------------------------------
Total:                 269      44,563,478.58      100.00       7.656          357       99.80        653
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                      LTV > 95
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 44,563,479
                                                                     269 RECORDS
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                          Weighted
                                                             Weighted      Average
                                       Current      Pct by    Average       Stated    Weighted    Weighted
                       # of          Principal        Curr      Gross    Remaining     Average     Average
Product               Loans            Balance    Prin Bal     Coupon         Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------
ARM 2/28                177      29,794,060.57       66.86      7.564          359       99.91         652
Fixed 30 yr              77      12,084,368.61       27.12      7.804          359       99.52         658
ARM 5/25                  5       1,253,351.30        2.81      7.753          360       99.69         657
Balloon 40/30             3         614,000.00        1.38      7.932          360       99.84         637
Fixed 15 yr               5         434,935.79        0.98      8.264          179      100.00         685
Fixed 29 yr               1         243,000.00        0.55      9.080          347      100.00         620
Fixed 20 yr               1         139,762.31        0.31      8.000          239      100.00         632
----------------------------------------------------------------------------------------------------------
Total:                  269      44,563,478.58      100.00      7.656          357       99.80         653
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted   Weighted
Prepayment Penalty Original      # of       Principal      Curr     Gross   Remaining   Average    Average
Term (months)                   Loans         Balance  Prin Bal    Coupon        Term  Orig LTV       FICO
----------------------------------------------------------------------------------------------------------
0                                 107   16,460,908.10     36.94     7.737         356     99.88        652
12                                  1      255,000.00      0.57     7.250         359    100.00        652
24                                109   19,044,418.08     42.74     7.554         359     99.90        651
30                                  1      229,000.00      0.51     6.400         359     97.65        632
36                                 51    8,574,152.40     19.24     7.773         354     99.46        661
----------------------------------------------------------------------------------------------------------
Total:                            269   44,563,478.58    100.00     7.656         357     99.80        653
----------------------------------------------------------------------------------------------------------
Loans with Penalty: 63.06
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted   Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average    Average
Lien                            Loans         Balance  Prin Bal    Coupon        Term  Orig LTV       FICO
----------------------------------------------------------------------------------------------------------
First Lien                        269   44,563,478.58    100.00     7.656         357     99.80        653
----------------------------------------------------------------------------------------------------------
Total:                            269   44,563,478.58    100.00     7.656         357     99.80        653
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted   Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average    Average
Documentation Type              Loans         Balance  Prin Bal    Coupon        Term  Orig LTV       FICO
----------------------------------------------------------------------------------------------------------
Full Doc                          228   35,319,432.52     79.26     7.663         357     99.75        654
Alt Doc                            39    8,827,646.06     19.81     7.584         359    100.00        650
SI                                  2      416,400.00      0.93     8.598         360     99.76        632
----------------------------------------------------------------------------------------------------------
Total:                            269   44,563,478.58    100.00     7.656         357     99.80        653
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted   Weighted
                                 # of       Principal      Curr     Gross   Remaining   Average    Average
Loan Purpose                    Loans         Balance  Prin Bal    Coupon        Term  Orig LTV       FICO
----------------------------------------------------------------------------------------------------------
Cashout Refinance                 138   22,775,491.56     51.11     7.713         355     99.75        646
Purchase                          100   16,882,633.60     37.88     7.598         359    100.00        663
Rate/Term Refinance                31    4,905,353.42     11.01     7.591         359     99.35        654
----------------------------------------------------------------------------------------------------------
Total:                            269   44,563,478.58    100.00     7.656         357     99.80        653
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 3 of 6

POPULAR ABS 2005-C                                                      LTV > 95
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 44,563,479
                                                                     269 RECORDS
================================================================================

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Property Type                 Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Single Family Detached          256    41,735,647.87     93.65      7.640        357      99.78       655
Duplex                            4     1,255,272.17      2.82      7.999        359     100.00       640
Condominium                       4       684,902.43      1.54      7.969        358     100.00       634
Townhouse                         3       682,656.11      1.53      7.555        358     100.00       628
Row Home                          2       205,000.00      0.46      8.210        360     100.00       643
----------------------------------------------------------------------------------------------------------
Total:                          269    44,563,478.58    100.00      7.656        357      99.80       653
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Occupancy Type                Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Owner-Occupied                  244    39,143,935.05     87.84      7.688        357      99.77       651
Second Home                      25     5,419,543.53     12.16      7.428        359     100.00       669
----------------------------------------------------------------------------------------------------------
Total:                          269    44,563,478.58    100.00      7.656        357      99.80       653
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 4 of 6

POPULAR ABS 2005-C                                                      LTV > 95
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 44,563,479
                                                                     269 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
State                         Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
North Carolina                   45     6,868,312.95     15.41        7.538      359      99.58       652
New Jersey                       12     3,603,436.48      8.09        7.757      360      99.97       654
Wisconsin                        22     3,216,297.71      7.22        7.651      360     100.00       657
Pennsylvania                     22     3,052,483.10      6.85        7.776      354     100.00       661
Florida                          12     2,732,353.51      6.13        7.332      359      99.89       653
Ohio                             18     2,605,609.26      5.85        7.778      353      99.87       654
Georgia                          12     2,238,304.70      5.02        7.627      348     100.00       652
South Carolina                   11     2,009,456.26      4.51        8.139      352     100.00       651
Nebraska                         13     1,544,114.62      3.46        7.955      349      99.75       644
South Dakota                     11     1,427,585.85      3.20        7.964      359     100.00       628
Minnesota                         7     1,361,116.07      3.05        7.611      359      99.79       655
Indiana                           7     1,283,958.81      2.88        7.532      359     100.00       658
Virginia                          5     1,096,578.35      2.46        7.048      359      98.69       648
Illinois                          7       989,660.60      2.22        7.894      359     100.00       635
Maryland                          3       820,000.00      1.84        8.072      360     100.00       664
Tennessee                         6       788,803.61      1.77        7.665      359     100.00       655
Colorado                          3       737,826.04      1.66        7.487      359      99.87       662
Delaware                          4       680,500.00      1.53        7.773      360      97.88       688
Missouri                          5       663,614.26      1.49        7.387      360     100.00       637
Michigan                          5       662,000.00      1.49        7.931      360     100.00       663
California                        2       653,281.32      1.47        7.287      358     100.00       662
Rhode Island                      2       625,000.00      1.40        7.771      360     100.00       650
New Mexico                        4       529,810.83      1.19        7.975      359      99.26       629
Massachusetts                     2       493,763.78      1.11        6.570      357     100.00       664
Kansas                            4       485,827.08      1.09        7.539      345     100.00       657
Oregon                            3       484,756.93      1.09        7.077      359     100.00       682
Arizona                           2       453,918.17      1.02        7.500      359     100.00       655
North Dakota                      3       409,774.66      0.92        7.511      359     100.00       667
Maine                             2       336,595.02      0.76        7.160      359      99.34       673
Washington                        3       332,127.23      0.75        6.898      360      98.94       638
Iowa                              3       320,895.38      0.72        8.415      359     100.00       648
Connecticut                       1       215,754.64      0.48        8.830      357     100.00       625
Kentucky                          3       204,153.17      0.46        7.790      360      99.76       658
Nevada                            1       201,347.79      0.45        7.750      359     100.00       622
Oklahoma                          2       199,522.25      0.45        8.179      359     100.00       674
Utah                              1       138,000.00      0.31        7.130      360      98.57       635
Wyoming                           1        96,938.15      0.22        8.250      358      95.10       683
---------------------------------------------------------------------------------------------------------
Total:                          269    44,563,478.58    100.00        7.656      357      99.80       653
---------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 28269(1.81777%),32118(1.34639%),46062(1.25888%)
Number of States: 37
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
                            # of         Principal      Curr      Gross   Remaining    Average    Average
Gross Margin               Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
6.500 - 6.999                182     31,047,411.87    100.00      7.572         359      99.90        652
---------------------------------------------------------------------------------------------------------
Total:                       182     31,047,411.87    100.00      7.572         359      99.90        652
---------------------------------------------------------------------------------------------------------
Min(>0): 6.500
Max: 6.500
Weighted Average(>0): 6.500
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 5 of 6

POPULAR ABS 2005-C                                                      LTV > 95
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 44,563,479
                                                                     269 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
                            # of         Principal      Curr      Gross   Remaining    Average    Average
Minimum Interest Rate      Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
6.000 - 6.499                  3        401,335.05      1.29      6.405         359     100.00        667
6.500 - 6.999                 16      3,171,037.16     10.21      6.827         359      99.81        647
7.000 - 7.499                 52     10,124,065.00     32.61      7.271         359      99.89        663
7.500 - 7.999                 69     11,087,251.58     35.71      7.698         359      99.95        653
8.000 - 8.499                 32      4,896,412.67     15.77      8.183         359      99.84        630
8.500 - 8.999                 10      1,367,310.41      4.40      8.655         359     100.00        641
---------------------------------------------------------------------------------------------------------
Total:                       182     31,047,411.87    100.00      7.572         359      99.90        652
---------------------------------------------------------------------------------------------------------
Min(>0): 6.350
Max: 8.830
Weighted Average(>0): 7.572
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
                            # of         Principal      Curr      Gross   Remaining    Average    Average
Maximum Interest Rate      Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
12.000 - 12.499                3        401,335.05      1.29      6.405         359     100.00        667
12.500 - 12.999               15      3,038,037.16      9.79      6.826         359      99.80        648
13.000 - 13.499               52     10,124,065.00     32.61      7.271         359      99.89        663
13.500 - 13.999               70     11,220,251.58     36.14      7.688         359      99.95        653
14.000 - 14.499               32      4,896,412.67     15.77      8.183         359      99.84        630
14.500 - 14.999               10      1,367,310.41      4.40      8.655         359     100.00        641
---------------------------------------------------------------------------------------------------------
Total:                       182     31,047,411.87    100.00      7.572         359      99.90        652
---------------------------------------------------------------------------------------------------------
Min(>0): 12.350
Max: 14.830
Weighted Average(>0) 13.576
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
Initial Periodic            # of         Principal      Curr      Gross   Remaining    Average    Average
Rate Cap                   Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
3.000                        182     31,047,411.87    100.00      7.572         359      99.90        652
---------------------------------------------------------------------------------------------------------
Total:                       182     31,047,411.87    100.00      7.572         359      99.90        652
---------------------------------------------------------------------------------------------------------
Min(>0): 3.000
Max: 3.000
Weighted Average(>0): 3.000
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
Subsequent Periodic         # of         Principal      Curr      Gross   Remaining    Average    Average
Rate Cap                   Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
1.000                          1        138,000.00      0.44      7.750         360     100.00        707
1.500                        181     30,909,411.87     99.56      7.571         359      99.90        652
---------------------------------------------------------------------------------------------------------
Total:                       182     31,047,411.87    100.00      7.572         359      99.90        652
---------------------------------------------------------------------------------------------------------
Min(>0): 1.000
Max: 1.500
Weighted Average(>0): 1.498
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 6 of 6